Sub-Item 77C
Matters Submitted to a Vote of Security
Holders

Shareholder Votes

There was a Special Meeting in Lieu of
Annual Meeting of Shareholders of the
Russell Investment Company held at 909
A Street, Tacoma, Washington on October
3, 2007.  The Special Meeting for the
Russell Multi-Manager Principal
Protected Fund was adjourned until
October 25, 2007 and the October 25,
2007 meeting was adjourned until
November 9, 2007.

A shareholder vote was held to approve
the changes to the Liquidation Provision of the Amended and Restated Master Trust
Agreement for all funds except the
Global Equity Fund.

A shareholder vote was held to approve
the Reorganization Provision of the
Amended and Restated Master Trust
Agreement for each fund except the 2010
Strategy Fund, 2020 Strategy Fund, 2030
Strategy Fund and 2040 Strategy Fund.

Proposal: To approve certain changes to
the Liquidation Provision of the Amended and Restated Master Trust Agreement of the Trust to allow a Fund to be liquidated or terminated without the specific approval of the shareholders of such Fund.

               VOTES

Equity I Fund
For              Against        Abstain
22,458,212       2,979,424      116,497

Equity II Fund
For              Against        Abstain
7,817,829        1,374,703      14,714

Equity Q Fund
For              Against        Abstain
17,909,548       3,127,035      88,276

International Fund
For              Against        Abstain
18,105,385       2,474,837      70,379

Fixed Income III Fund
For              Against        Abstain
60,111,956       4,512,464      297,250

Diversified Equity Fund
For              Against       Abstain
51,988,574       3,811,341     1,169,360

Special Growth Fund
For              Against        Abstain
15,434,200       1,195,660      254,722

Quantitative Equity Fund
For             Against        Abstain
60,019,851      7,148,524      1,397,518

International Securities Fund
For              Against        Abstain
29,882,430       2,078,957      661,066

Multistrategy Bond Fund
For              Against      Abstain
417,082,194      27,797,380   11,789,413

Emerging Markets Fund
For              Against        Abstain
33,800,656       3,760,914      402,693

Real Estate Securities Fund
For              Against        Abstain
21,416,341       2,944,047      332,698

Short Duration Bond Fund
For              Against        Abstain
14,794,620       1,781,016      133,849

Tax Exempt Bond Fund
For              Against        Abstain
7,961,176        528,416        110,487

Tax-Managed Large Cap Fund
For              Against        Abstain
18,259,845       89,953         100,263

Tax-Managed Mid & Small Cap Fund
For              Against        Abstain
9,702,929        141,015        65,372

Select Growth Fund
For              Against        Abstain
7,857,620        156,938        106,356

Select Value Fund
For              Against        Abstain
11,813,400       956,254        202,001

Fixed Income I Fund
For              Against        Abstain
21,011,383       3,123,428      39,810

Money Market Fund
For            Against        Abstain
2,416,984,795  1,210,735,519  40,189,893

Equity Growth Strategy Fund
For              Against       Abstain
72,956,303       3,142,359     1,747,672

Growth Strategy Fund
For              Against       Abstain
154,460,043      5,189,658     2,902,627

Balanced Strategy Fund
For              Against       Abstain
232,755,843       11,093,882   6,294,916

Moderate Strategy Fund
For              Against        Abstain
54,026,610       1,742,060      1,569,886

Conservative Strategy Fund
For              Against        Abstain
21,481,078       597,111        420,829

2010 Strategy Fund
For              Against        Abstain
1,029,574        154,811        3,516

2020 Strategy Fund
For              Against        Abstain
2,425,028        382,035        6,389

2030 Strategy Fund
For              Against        Abstain
1,904,260        259,507        816

2040 Strategy Fund
For              Against        Abstain
1,017,607        283,486        5,048

Russell Multi-Manager Principal
Protected Fund
For              Against        Abstain
1,187,048        109,196        100,481

Tax-Managed Global Equity Fund
For              Against        Abstain
3,185,157        143,006        72,068


Proposal: To approve certain changes to
the Reorganization Provision of the
Amended and Restated Master Trust
Agreement of the Trust to allow the
reorganization (including merger) of any
Fund without the specific approval of
the Shareholders of such Fund.

                VOTES

Equity I Fund
For              Against        Abstain
22,418,410       3,006,677      129,046

Equity II Fund
For              Against        Abstain
7,812,925        1,380,202      14,119

Equity Q Fund
For              Against        Abstain
17,872,804       3,161,366      90,690

International Fund
For              Against        Abstain
18,078,570       2,497,699      74,332

Fixed Income III Fund
For              Against        Abstain
60,067,486       4,537,656      316,528

Diversified Equity Fund
For              Against       Abstain
51,985,097       3,843,535     1,140,643

Special Growth Fund
For              Against        Abstain
15,383,003       1,241,434      260,144

Quantitative Equity Fund
For              Against        Abstain
59,961,086       7,187,263      1,417,545

International Securities Fund
For              Against        Abstain
29,870,784       2,109,756      641,913

Multistrategy Bond Fund
For             Against       Abstain
417,552,135     27,375,863    11,740,989

Emerging Markets Fund
For              Against        Abstain
33,766,075       3,794,687      403,500

Real Estate Securities Fund
For              Against        Abstain
21,400,018       2,962,595      330,472

Short Duration Bond Fund
For              Against        Abstain
14,787,586       1,792,748      129,151

Tax Exempt Bond Fund
For              Against        Abstain
7,960,178        526,182        113,719

Tax-Managed Large Cap Fund
For              Against        Abstain
18,262,915       88,167         98,979

Tax-Managed Mid & Small Cap Fund
For              Against        Abstain
9,706,523        134,232        68,561

Select Growth Fund
For              Against        Abstain
7,853,534        161,740        105,640

Select Value Fund
For              Against        Abstain
11,798,654       962,464        210,537

Fixed Income I Fund
For              Against        Abstain
20,969,856       3,156,520      48,245

Money Market Fund
For            Against        Abstain
2,407,671,915  1,217,601,696  42,636,595

Equity Growth Strategy Fund
For              Against       Abstain
72,953,366       3,200,107     1,692,861

Growth Strategy Fund
For              Against       Abstain
154,468,843      5,063,107     3,020,379

Balanced Strategy Fund
For              Against        Abstain
232,910,698      10,836,083     6,397,860

Moderate Strategy Fund
For              Against        Abstain
54,014,411       1,782,063      1,542,082

Conservative Strategy Fund
For              Against        Abstain
21,475,220       595,569        428,2

Tax-Managed Global Equity Fund
For              Against        Abstain
3,187,082        141,082        72,068


Proposal: To approve the Liquidation of
the US Government Money Market Fund.

                VOTES

US Government Money Market Fund
For              Against        Abstain
13,795,854       2,574,822      16,716


Proposal: To approve the Liquidation of
the Tax Free Money Market Fund.

                VOTES

Tax Free Money Market Fund
For              Against        Abstain
20,640,067       382,338        2,872,139


Proposal: To approve the combination
(reorganization) of the Diversified Bond
Fund with the Fixed Income I Fund.

                VOTES

Diversified Bond Fund
For              Against        Abstain
8,701,317        91,780         371,803


Proposal: to approve a change in status
of the Real Estate Securities Fund from
a diversified company to a non-diversified company.

                VOTES

Real Estate Securities Fund
For              Against        Abstain
23,132,683       1,156,462      403,939